SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                360networks inc.
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             (Exact name of registrant as specified in its charter)

Canada                                             Not Applicable
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(Jurisdiction of incorporation)           (I.R.S. Employer Identification No.)



1500-1066 West Hastings Street
Vancouver, BC, Canada                                    V6E 3X1
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(Address of principal executive offices)                (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                      Name of each exchange on which
   to be so registered                      each class is to be registered
   -------------------                      ------------------------------

   Subordinate Voting Shares, of            Nasdaq
   360networks inc.


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ x ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates:

     333-95621 (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of class)

Item 1. Description of Registrant's Securities to Be Registered.

     The information required by Item 202 of Regulation S-K is contained in the Registration Statement on Form F-1(Reg. No. 333-95621) of 360networks inc. (the "F-1 Registration Statement"), filed with the Securities and Exchange Commission on March 22, 2000, as amended, under the caption "Description of Capital Stock and Share Capital Reorganization" and is incorporated herein by reference.











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


Item 2. Exhibits

     1. Articles of Continuance of Worldwide Fiber Inc. (incorporated by reference to Exhibit 3.1 to the F-1 Registration Statement).

     2. Articles of Amendment of Worldwide Fiber Inc. (incorporated by reference to Exhibit 3.2 to the F-1 Registration Statement).

     3. By-Laws of Worldwide Fiber Inc., as amended (incorporated by reference to Exhibit 3.3 to the F-1 Registration Statement).

     4. Memorandum of Association of 360networks inc. (incorporated by reference to Exhibit 3.4 to the F-1 Registration Statement).

     5. Articles of Association of 360networks inc. (incorporated by reference to Exhibit 3.5 to the F-1 Registration Statement).

     6. Form of Memorandum of Association of 360networks inc. (incorporated by reference to Exhibit 3.6 to the F-1 Registration Statement).

     7. Form of Articles of Association of 360networks inc. (incorporated by reference to Exhibit 3.7 to the F-1 Registration Statement).






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


                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      360networks inc.


Date:  April  19 , 2000               By:    /s/ Catherine McEachern
                                             -------------------------------
                                             Name:   Catherine McEachern
                                             Title:  Vice President and
                                                       General Counsel




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


                                  EXHIBIT INDEX


Number              Description

1. Articles of Continuance of Worldwide Fiber Inc. (incorporated by reference to Exhibit 3.1 to the F-1 Registration Statement).

2.   Articles of Amendment of Worldwide Fiber Inc. (incorporated by reference to
     Exhibit 3.2 to the F-1 Registration Statement).

3. By-Laws of Worldwide Fiber Inc., as amended (incorporated by reference to Exhibit 3.3 to the F-1 Registration Statement).

4. Memorandum of Association of 360networks inc. (incorporated by reference to Exhibit 3.4 to the F-1 Registration Statement).

5. Articles of Association of 360networks inc. (incorporated by reference to Exhibit 3.5 to the F-1 Registration Statement).

6. Form of Memorandum of Association of 360networks inc. (incorporated by reference to Exhibit 3.6 to the F-1 Registration Statement).

7. Form of Articles of Association of 360networks inc. (incorporated by reference to Exhibit 3.7 to the F-1 Registration Statement).







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